SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
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M-GAB Development Corporation
(Name of Registrant as Specified in Charter)

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M-GAB Development Corporation
22342 Avenida Empresa, Suite 220
Rancho Santa Margarita, CA 92688

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2005

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of the Shareholders of M-GAB Development Corporation (the “Company”) to be held on Wednesday, May 11, 2005, at 10:00 AM, Pacific Standard Time, at our corporate headquarters at 22342 Avenida Empresa, Suite 220, Rancho Santa Margarita, CA 92688, to consider and act upon the following proposals, as described in the accompanying Information Statement:

1.	To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.
To renew the policy and practice of, and to authorize the Board of Directors in their sole discretion to, sell the Corporation’s common stock at less than its current net asset value and to sell warrants, options, or rights to acquire any common stock at less than net asset value;

3.	To ratify the appointment of Ramirez International as independent auditors of the Company for the fiscal year ending December 31, 2005;

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Information Statement accompanying this Notice. The Board of Directors has fixed the close of business on April 7, 2005, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.

By Order of Board of Directors

Carl Berg, President
Rancho Santa Margarita, California
April ____, 2005

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INTRODUCTION

This information statement is being mailed or otherwise furnished to stockholders of M-GAB Development Corporation, a Florida corporation (the “Company”) in connection with the upcoming annual meeting of its shareholders. This Information Statement is being first sent to stockholders on or about April 18, 2005.

Proposals

The following proposals are being presented at the meeting (the “Proposals”):

1.	To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.
To renew the policy and practice of, and to authorize the Board of Directors in their sole discretion to, sell the Corporation’s common stock at less than its current net asset value and to sell warrants, options, or rights to acquire any common stock at less than net asset value;

3.	To ratify the appointment of Ramirez International as independent auditors of the Company for the fiscal year ending December 31, 2005;

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Vote Required

The vote which is required to approve the above Proposals is the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of common stock is entitled to one (1) vote for each share held.

The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining stockholders entitled to vote, is the close of business on April 7, 2005 (the “Record Date”). The Board of Directors of the Company adopted the resolution approving and recommending each of the Proposals on April 7, 2005. As of the Record Date, the Company had outstanding 6,550,512 shares of common stock, and no shares of preferred stock were issued or outstanding. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Island Stock Transfer, 100 First Avenue South, Suite 212, St. Petersburg, Florida 33701, telephone (727) 287-1512.

Vote Obtained - Section 607.0704 Florida Revised Statutes

Section 607.0704 of the Florida Revised Statutes (the “Florida Law”) provides that the written consent of the holders of the outstanding shares of common stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Proposals as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority in interest of the common stock of the Company, approving each of the Proposals.

Pursuant to Section 607.0704 of the Florida Revised Statutes, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. Under Florida Law, no dissenters’ or appraisal rights are afforded to the Company's stockholders as a result of the approval of the Proposals.

PROPOSAL ONE
ELECTION OF DIRECTORS

Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company or residents of the State of Florida. Directors may receive compensation for their services as determined by the Board of Directors. See “Compensation of Directors.” The number of Directors as set by the Bylaws of the Company shall be no less than one (1) nor more than seven (7). Presently, the Board consists of three (3) members, namely Carl Berg, Kevin J. Gadawski, and Mark Stewart. Mr. Berg is an employee-director and Messrs. Gadawski and Stewart are outside (non-employee) directors.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominees For Election As Director

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:

Name	Age	Position(s)

Carl Berg	37	Chairman of the Board, President, Secretary, and Treasurer (2001)

Kevin J. Gadawski	38	Director (2003)

Mark Stewart	39	Director (2003)

    Carl M. Berg has served as the Company’s director and officer since our inception. He also currently serves as a company executive with STSN, Inc., a provider of wired and wireless broadband communications for business travelers, where he has served since 2003. Prior to STSN, from 1999 to 2003, he was a company executive with Sandlot Corporation, a startup subscription management software company. Sandlot is involved in managing subscription-based e-commerce. Mr. Berg directed business initiatives as the Business Development Manager, which resulted in growth of the company from 10 to 75 employees worldwide with offices in the U.S. and Windsor, United Kingdom. Prior to Sandlot Corporation, from 1992 to 1999, Mr. Berg served in various management positions in the technology division of Ameritech Corporation. His roles varied from the overall management of library automation implementation projects to directing the implementation division of roughly 75 technical staff. Job titles included Project Coordinator, Project Manager and Director of Implementation.

Kevin J. Gadawski joined the Company’s Board of Directors in May 2003. He also serves as the President of Worldwide Medical in Lake Forest, California, where he previously served as the Chief Operating Officer and Chief Financial Officer for Worldwide Medical Corporation from May of 2002. From May of 2001 to May of 2002, Mr. Gadawski served as the Chief Financial Officer of California Software Corporation in Irvine, California. From June of 2000 through May of 2001, Mr. Gadawski was the Chief Financial Officer for e-net Financial.com in Costa Mesa, California. His primary duties included financial reporting and financial management. For the five years prior to that, Mr. Gadawski served in various capacities including Director of Internal Audit and Divisional Controller with Huffy Corporation in Miamisburg, Ohio. Mr. Gadawski began his career in the audit department of KMPG Peat Marwick, LLP.

Mark Stewart joined the Company’s Board of Directors in November 2003. Mr. Stewart has been a principal with Mark Stewart Securities, Inc., a NASD broker-dealer, since 1996. Mr. Stewart started his career with American Express Financial Advisors (IDS) in 1991, and served as head trader at numerous firms from 1991 to 1996.

Our directors do not currently serve as directors of any other reporting issuers.

Compensation of Directors

    In November 2003, we agreed to issue to each of Mr. Gadawski and Mr. Stewart options to acquire 300,000 shares of our common stock, under the terms of the M-GAB, Inc. 2001 Stock Option Plan, effective June 1, 2001, approved by the Company’s shareholders and directors on May 15, 2001, for serving as directors of the Corporation. The issuance of the options is subject to approval of the SEC pursuant to provisions of the Investment Company Act of 1940 (the “1940 Act”). The options are to be exercisable for a period of ten years from their grant date, at an exercise price equal to the fair market value on the grant date, and will expire upon their resignation from the Board. In addition, we have agreed to pay Mr. Gadawski $1,250 per quarter for additional consulting services.

Mr. Berg has not received any compensation for serving as a director. Other than as set forth herein, no compensation has been given to any of the directors, although they may be reimbursed for any pre-approved out-of-pocket expenses.

Board Meetings and Committees

During the fiscal year ended December 31, 2004, the Board of Directors did not meet, but did take action by unanimous written consent on several occasions.

On May 16, 2003, an Audit Committee of the Board of Directors, established in accordance with section 3(a)(58)(A) of the Exchange Act, was formed. The directors who are members of the Audit Committee are Kevin J. Gadawski and Mark Stewart, with Mr. Gadawski considered an audit committee financial expert and an independent director.

PROPOSAL TWO
RENEWAL OF POLICY TO SELL STOCK
AT LESS THAN NET ASSET VALUE

Pursuant to Section 63(2) of the 1940 Act, the Company is prohibited from selling any common stock of which it is the issuer at a price below the current net asset value of such stock, and from selling warrants, options, or rights to acquire any such common stock at a price below the current net asset value of such stock, unless (i) the shareholders have first approved a policy and practice of making such sales of securities within one year immediately prior to any such sale, (ii) a majority of the Board of Directors have determined that any such sale would be in the best interests of the Company and its shareholders, and (iii) a majority of the Board of Directors, in consultation with any underwriter if applicable, have determined in good faith that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any commission or discount.

On April 20, 2004, the Board of Directors approved a policy which would allow for the sale of securities at less than the current net asset value consistent with the requirements set forth above, and seeks the renewal of that policy consistent with Section 63(2) of the 1940 Act.

PROPOSAL THREE
RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS

The Board of Directors has appointed Ramirez International, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2005, and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

Representatives of Ramirez International are not expected to be present at the annual meeting.

Audit Fees

During the fiscal years ended December 31, 2004 and 2003, Ramirez International billed us $18,680 and $13,420, respectively, in fees for professional services for the audit of our annual financial statements and review of financial statements included in our Forms 10-KSB and 10-QSB.

Audit - Related Fees

During the fiscal years ended December 31, 2004 and 2003, Ramirez International billed us $18,680 and $13,420, respectively, in fees for assurance and related services related to the performance of the audit and review of the Company’s financial statements.

Tax Fees

During the fiscal years ended December 31, 2004 and 2003, Ramirez International billed us $175 and $200, respectively, in fees for professional services for tax planning and preparation.

All Other Fees

During the fiscal years ended December 31, 2004 and 2003, Ramirez International did not bill the Company for any other fees.

Of the fees described above for the fiscal year ended December 31, 2004, 100% were approved by the by the Audit Committee of the Board of Directors of the Company. Of the fees described above for the fiscal year ended December 31, 2003, 100% were either approved in advance by the Audit Committee if it was in existence at the time of approval, or subsequently ratified by the Audit Committee.

OTHER INFORMATION

Directors and Executive Officers

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

Name	Age	Position(s)

Carl M. Berg	37	Chairman of the Board, President, Secretary, and Treasurer (2001)

Kevin J. Gadawski	38	Director (2003)

Mark Stewart	39	Director (2003)

Carl M. Berg has served as our director and officer since our inception. He also currently serves as a company executive with STSN, Inc., a provider of wired and wireless broadband communications for business travelers, where he has served since 2003. Prior to STSN, from 1999 to 2003, he was a company executive with Sandlot Corporation, a startup subscription management software company. Sandlot is involved in managing subscription-based e-commerce. Mr. Berg directed business initiatives as the Business Development Manager, which resulted in growth of the company from 10 to 75 employees worldwide with offices in the U.S. and Windsor, United Kingdom. Prior to Sandlot Corporation, from 1992 to 1999, Mr. Berg served in various management positions in the technology division of Ameritech Corporation. His roles varied from the overall management of library automation implementation projects to directing the implementation division of roughly 75 technical staff. Job titles included Project Coordinator, Project Manager and Director of Implementation.

Kevin J. Gadawski joined our Board of Directors in May 2003. He also serves as the President of Worldwide Medical in Lake Forest, California, where he previously served as the Chief Operating Officer and Chief Financial Officer for Worldwide Medical Corporation from May of 2002. From May of 2001 to May of 2002, Mr. Gadawski served as the Chief Financial Officer of California Software Corporation in Irvine, California. From June of 2000 through May of 2001, Mr. Gadawski was the Chief Financial Officer for e-net Financial.com in Costa Mesa, California. His primary duties included financial reporting and financial management. For the five years prior to that, Mr. Gadawski served in various capacities including Director of Internal Audit and Divisional Controller with Huffy Corporation in Miamisburg, Ohio. Mr. Gadawski began his career in the audit department of KMPG Peat Marwick, LLP.

Mark Stewart joined our Board of Directors in November 2003. Mr. Stewart has been a principal with Mark Stewart Securities, Inc., a NASD broker-dealer, since 1996. Mr. Stewart started his career with American Express Financial Advisors (IDS) in 1991, and served as head trader at numerous firms from 1991 to 1996.

Audit Committee

On May 16, 2003, an Audit Committee of the Board of Directors, established in accordance with section 3(a)(58)(A) of the Exchange Act, was formed. The Audit Committee has not yet had any meetings, and has taken only one action, that being the approval of our independent auditor to prepare the Corporation’s federal and state tax returns. In accordance with a written charter adopted by the Company’s Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company’s financial reporting process, including the system of internal controls. For the financial statements included with the Company Annual Report on Form 10-KSB for the year ended December 31, 2004, the Audit Committee: (i) reviewed and discussed the audited financial statements with management, (ii) one member of the Audit Committee discussed with the independent auditors the matters required to be discussed by SAS 61, (iii) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, (iv) one member of the Audit Committee discussed with the independent accountant the independent accountant’s independence, and (v) made any recommendations to the Company’s Board of Directors concerning inclusion of the audited financial statements in the Company’s annual report on Form 10-KSB.

    The directors who are members of the Audit Committee are Kevin J. Gadawski and Mark Stewart, with Mr. Gadawski considered an audit committee financial expert and an independent director in accordance with Exchange Act Rule 10A(m)(3).

The Company’s Audit Committee has a charter, which was approved by the Board of Directors on May 16, 2003.

Compensation Committee

On May 16, 2003, a Compensation Committee of the Board of Directors was formed. The Compensation Committee consists of Mr. Gadawski and Mr. Stewart, has not had any meetings, and has not taken any actions.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, none of the required parties are delinquent in their 16(a) filings.

Code of Ethics

We have not adopted a written code of ethics, primarily because we believe and understand that our officers and directors adhere to and follow ethical standards without the necessity of a written policy.

Executive Compensation

None of our employees are subject to a written employment agreement. Our president elected to forego a salary during the early developmental stages, and also provided office space. We estimate the value of these services to be $6,000 for each year for the years ended December 31, 2004 and 2003. As of December 31, 2004 we did not have any amounts owed to our president as he elected to forgive any outstanding amounts he was owed and to forego a salary until further notice.

On May 15, 2001, our directors and shareholders approved the M-GAB, Inc. 2001 Stock Option Plan, effective June 1, 2001. The plan offers selected employees, directors, and consultants an opportunity to acquire our common stock, and serves to encourage such persons to remain employed by us and to attract new employees. The plan allows for the award of stock and options, up to 600,000 shares of our common stock. In November 2003, we agreed to issue options to acquire 600,000 shares under the Plan to our two independent directors; however, these options will not be issued until such time as approved by the Commission in accordance with rules and regulations applicable to BDC’s. Our Application For an Order Pursuant to Section 61(a)(3)(B) of The Investment Company Act of 1940 to Permit the Issuance of Stock Options to Non-Interested Directors is currently pending before the Commission. We hope to receive approval to issue the options to our non-interested directors during the second quarter of our fiscal year ended December 31, 2005.

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2004 and 2003. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options SARs (#)	LTIP Payouts ($)	All Other Compensation ($)

Carl M. Berg	2004	-0-	-0-	$-0-	-0-	-0-	-0-	-0-
Chairman, President,	2003	-0-	-0-	$6,000 (1)	-0-	-0-	-0-	-0-
Secretary, Treasurer

Kevin J. Gadawski	2004	-0-	-0-	$5,000 (2)	-0-	-0-	-0-	-0-
Director	2003	-0-	-0-	$5,000	-0-	-0-	-0-	-0-

Mark Stewart	2004	-0-	-0-	$-0-	-0-	-0-	-0-	-0-
Director	2003	-0-	-0-	$-0-	-0-	-0-	-0-	-0-

(1)	This amount was accrued until March 26, 2004, when Mr. Berg elected for forgive all amounts owed to him, as well as any future salary until further notice.
(2)	As of December 31, 2004, Mr. Gadawski received $2,500 of this amount. The other $2,500 has been accrued.

OPTION/SAR GRANTS IN LAST FISCAL YEAR (Individual Grants)

Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date

Carl M. Berg	-0-	N/A	N/A	N/A

Kevin J. Gadawski	-0-	N/A	N/A	N/A

Mark Stewart	-0-	N/A	N/A	N/A

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Unexercised Securities Underlying Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Option/SARs at FY-End ($) Exercisable/Unexercisable

Carl M. Berg	N/A	N/A	N/A	N/A

Kevin J. Gadawski	N/A	N/A	N/A	N/A

Mark Stewart	N/A	N/A	N/A	N/A

Compensation of Directors

In November 2003, we agreed to issue to each of Mr. Gadawski and Mr. Stewart options to acquire 300,000 shares of our common stock for serving as directors of the Corporation. The issuance of the options is subject to approval of the SEC pursuant to provisions of the Investment Company Act of 1940, and will not be issued until the issuance is approved by the SEC. The options are to be exercisable for a period of ten years from their grant date, at an exercise price equal to the fair market value on the grant date, and will expire upon their resignation from the Board. Our Application For an Order Pursuant to Section 61(a)(3)(B) of The Investment Company Act of 1940 to Permit the Issuance of Stock Options to Non-Interested Directors is currently pending before the Commission. We hope to receive approval to issue the options to our non-interested directors during the second quarter of our fiscal year ended December 31, 2005.

In addition, we have agreed to pay Mr. Gadawski $1,250 per quarter for additional consulting services.

Mr. Berg has not received any compensation for serving as a director. Other than as set forth herein, no compensation has been given to any of the directors, although they may be reimbursed for any pre-approved out-of-pocket expenses.

Certain Relationships and Related Transactions

On April 20, 2001, our founder, Carl M. Berg, purchased 2,550,000 shares of common stock for $255.00. On April 20, 2001, Sadie, LLC, an entity wholly-owned and controlled by Mr. Berg, purchased 3,000,000 shares of common stock for $300.00. Also on April 20, 2001, Brian A. Lebrecht, our legal counsel, purchased 450,000 shares of common stock for $45.00. The total purchase price from these transactions was $600.00.

We have engaged one of our shareholders, Mr. Lebrecht, as our corporate counsel. For the twelve months ended December 31, 2004, we did not incur any legal fees to Mr. Lebrecht’s law firm since he has agreed to forego all fees for legal services related to our Company until further notice. Prior to this agreement, we incurred fees related to legal services and out of pocket costs to Mr. Lebrecht’s firm of $37,730 for the twelve months ended December 31, 2003. However, Mr. Lebrecht agreed to forgive amounts due to his law firm in 2004.

Our President, Mr. Berg, has elected to forego a salary during our early development stages. He also provided office space for us. We estimate the value of these services to be $6,000 per year for the twelve months ended December 31, 2004 and 2003. As of December 31, 2004, we did not have any amounts owed to Mr. Berg as he has agreed to forgive all amounts we owed to him until further notice. In addition, one of our directors, Mr. Gadawski, provides consulting services to us

In November 2003, we agreed to issue to each of Mr. Gadawski and Mr. Stewart options to acquire 300,000 shares of our common stock for serving as directors of the Corporation. The issuance of the options is subject to approval of the SEC pursuant to provisions of the Investment Company Act of 1940. The options are to be exercisable for a period of ten years from their grant date, at an exercise price of $0.15 per share, and will expire upon their resignation from the Board. In addition, we have agreed to pay Mr. Gadawski $1,250 per quarter for consulting services.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 7, 2005, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 10% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Common Stock
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Common Stock	Carl Berg (2)	5,550,000 (3)	84.7%
Common Stock	Kevin Gadawski (2)	300,500 (4)(5)	4.4% (5)
Common Stock	Mark Stewart (2)	300,000 (5)	4.4% (5)
Common Stock	All Directors and Officers as a Group (3 persons)	6,150,500 (3)(4)(5)	86% (5)

(1)
Unless otherwise indicated, based on 6,550,512 shares of common stock issued and outstanding as of April 7, 2005. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for the purposes of computing the percentage of any other person.

(2)	The address of each shareholder is c/o M-GAB Development Corporation, 22342 Avenida Empresa, Suite 220, Rancho Santa Margarita, CA 92688.

(3)	Includes 3,000,000 shares held in the name of Sadie, LLC, an entity wholly-owned and controlled by Mr. Berg. Mr. Berg is the Company’s sole officer.

(4)	Includes 500 shares held by Mr. Gadawski’s spouse.

(5)
Includes options to acquire 300,000 shares of common stock which will be granted to each of Mr. Gadawski and Mr. Stewart upon approval by the Commission in compliance with the Investment Company Act of 1940.

The issuer is not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. The issuer is not aware of any person who controls the issuer as specified in section 2(a)(1) of the Investment Company Act of 1940. There are no classes of stock other than common stock issued or outstanding. There are currently warrants outstanding to acquire 333,334 shares of our common stock at $0.15 per share, and other than as set forth herein, there are no options, warrants, or other rights to acquire common stock outstanding. The Company does not have an investment advisor.

There are no current arrangements which will result in a change in control.

SHAREHOLDER PROPOSALS

Any shareholder desiring to submit a proposal for action at the 2006 Annual Meeting of Shareholders and presentation in the Company's Information or Proxy Statement with respect to such meeting, should arrange for such proposal to be delivered to the Company's offices, located at 22342 Avenida Empresa, Suite 220, Rancho Santa Margarita, California 92688, addressed to the corporate Secretary, no later than March 1, 2006, in order to be considered for inclusion in the Company's Information or Proxy Statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in May 2006.

On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

The Company has enclosed a copy of the Annual Report on Form 10-KSB to Shareholders for the year ended December 31, 2004 with this Information Statement.

By Order of Board of Directors

Carl Berg, President
Rancho Santa Margarita, California
April ____, 2005